PACE® Select Advisors Trust

June 5, 2026

Supplement to the prospectuses relating to Class A shares (the "Class A Prospectus"), Class P shares (the "Class P Prospectus") and Class P2 shares (the "Class P2 Prospectus") (collectively, the "Prospectuses"), and the Statement of Additional Information ("SAI"), each dated November 28, 2025, as supplemented.

Includes:

•  PACE® Large Co Growth Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding the investment subadvisory arrangements for PACE® Large Co Growth Equity Investments (the "fund"), a series of PACE® Select Advisors Trust (the "Trust").

At the recommendation of UBS Asset Management (Americas) LLC ("UBS AM"), the fund's manager, the Trust's Board of Trustees has terminated Polen Capital Management, LLC ("Polen") as subadvisor to the fund, effective as of the close of business on June 5, 2026.

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

All references to "Polen Capital Management, LLC" or "Polen" as a subadvisor to PACE® Large Co Growth Equity Investments in the Prospectuses and SAI are hereby deleted.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

© UBS 2026. All rights reserved.
UBS Asset Management (Americas) LLC.

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